UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2006
US AIRWAYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	1-8444 (Commission File No.)	54-1194634 (IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
US AIRWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	1-8442 (Commission File No.)	53-0218143 (IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
AMERICA WEST AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	0-12337 (Commission File No.)	86-0418245 (IRS Employer Identification No.)
4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: INVESTOR PRESENTATION
EX-99.2: PRESS RELEASE
EX-99.3: LETTER FROM W. DOUGLAS PARKER
EX-99.4: LETTER FROM GERALD GRINSTEIN
EX-99.5: LETTER FROM W. DOUGLAS PARKER

Item 7.01. Regulation FD Disclosure.
     On November 15, 2006, US Airways Group, Inc., (the “Company”) presented information to investors relating to a proposed business combination transaction with Delta Air Lines, Inc. (“Delta”). This investor presentation is located on the Company’s website at www.usairways.com under “Investor Relations.” A copy of this presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01. Other Events.
     On November 15, 2006, the Company announced via press release that it has made a proposal with respect to a business combination transaction with Delta. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Company’s press release references correspondence between the Company and Delta, copies of which are attached as Exhibits 99.3, 99.4 and 99.5 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
   (d) Exhibits.

Exhibit
Number	Description

99.1	Investor Presentation, dated November 15, 2006.

99.2	Press Release, dated November 15, 2006.

99.3	Letter from W. Douglas Parker to Gerald Grinstein, dated September 29, 2006.

99.4	Letter from Gerald Grinstein to W. Douglas Parker, dated October 17, 2006.

99.5	Letter from W. Douglas Parker to Gerald Grinstein, dated November 15, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Dated: November 15, 2006	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Dated: November 15, 2006	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Airlines, Inc.
Dated: November 15, 2006	By:	/s/ Derek J. Kerr
Derek J. Kerr
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Investor Presentation, dated November 15, 2006.

99.2	Press Release, dated November 15, 2006.

99.3	Letter from W. Douglas Parker to Gerald Grinstein, dated September 29, 2006.

99.4	Letter from Gerald Grinstein to W. Douglas Parker, dated October 17, 2006.

99.5	Letter from W. Douglas Parker to Gerald Grinstein, dated November 15, 2006.